SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             Bay State Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                             Bay State Bancorp, Inc.
                               1299 Beacon Street
                         Brookline, Massachusetts 02446
                                 (617) 739-9500


                                                                   June 14, 1999

Fellow Shareholders:

     You are cordially invited to attend the 1999 annual meeting of shareholders (the "Annual Meeting") of Bay State Bancorp, Inc. (the "Company"), the holding company for Bay State Federal Savings Bank (the "Bank"), Brookline, Massachusetts, which will be held on July 22, 1999 at 2:00 p.m., Eastern Time, at the Double Tree Guest Suites, 550 Winter Street, Waltham, Massachusetts.

     The attached Notice of the Annual Meeting and the Proxy Statement describe the business to be transacted at the Annual Meeting. Directors and Officers of the Company as well as a representative of Shatswell, MacLeod & Company, P.C., the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

     The Board of Directors of the Company has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote "FOR" each of the nominees as directors specified under Proposal 1, and that you vote "FOR" Proposals 2, 3 and 4.

     Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business at the Annual Meeting.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                Sincerely yours,


                                /s/ John F. Murphy
                                --------------------------------------
                                John F. Murphy
                                Chairman of the Board, Chief Executive
                                    Officer and President

                             Bay State Bancorp, Inc.
                               1299 Beacon Street
                         Brookline, Massachusetts 02446

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on July 22, 1999

                       ----------------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Bay State Bancorp, Inc. (the "Company"), the holding company for Bay State Federal Savings Bank (the "Bank"), will be held on July 22, 1999 at 2:00 p.m., Eastern Time, at the Double Tree Guest Suites, 550 Winter Street, Waltham, Massachusetts.

     The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1.   The election of three directors to a three-year term of office;

     2. The ratification of the Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan, as amended and restated;

     3.   The approval of the Bay State Bancorp, Inc. 1999 Stock Option Plan;

     4. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors of the Company for the fiscal year ending March 31, 2000; and

     5. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established May 24, 1999 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at Bay State Bancorp, Inc., 1299 Beacon Street, Brookline, Massachusetts 02446, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                       By Order of the Board of Directors


                                       /s/ Jill W. Lacy
                                       ----------------------------------
                                       Jill W. Lacy
                                       Corporate Secretary

Brookline, Massachusetts
June 14, 1999

                             Bay State Bancorp, Inc.

                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 22, 1999

                             -----------------------

Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to shareholders of Bay State Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of shareholders (the "Annual Meeting"), to be held on July 22, 1999, at 2:00 p.m., Eastern Time, at the Double Tree Guest Suites, 550 Winter Street, Waltham, Massachusetts, and at any adjournments thereof. The 1999 Annual Report to Stockholders, including the consolidated financial statements of the Company for the fiscal year ended March 31, 1999, accompanies this Proxy Statement which is first being mailed to record holders on or about June 14, 1999.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted by the Board of Directors in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of the nominees for director named in this Proxy Statement, "FOR" the ratification of the Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan, as amended and restated (the "Incentive Plan"), "FOR" the approval of the Bay State Bancorp, Inc. 1999 Stock Option Plan (the "Option Plan") and "FOR" the ratification of Shatswell, MacLeod & Company, P.C. as independent auditors of the Company for the fiscal year ending March 31, 2000.

     Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Bay State Federal Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities and Votes Required

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

     The close of business on May 24, 1999, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,329,670 shares.

     As provided in the Company's Certificate of Incorporation, for voting purposes, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit and are not treated as outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors (Proposal 1), the proxy card being provided by the Board of Directors enables you to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the ratification of certain amendments to the Incentive Plan (Proposal 2), the approval of the Option Plan (Proposal 3) and the ratification of Shatswell, MacLeod & Company, P.C. as independent auditors of the Company (Proposal 4), by checking the appropriate box on the proxy card, you may (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item.

     Under the Company's Bylaws and Delaware law, an affirmative vote of the holders of a majority of the votes cast at the Annual Meeting on Proposals 2, 3 and 4 is required to constitute shareholder approval of each such Proposal. Shares underlying broker non-votes or shares held in excess of the Limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the vote.

     Proxies solicited hereby are to be returned to the Company's transfer agent, Registrar and Transfer Company ("RTC"). The Board of Directors has designated RTC to act as the inspector of election and tabulate the votes at the Annual Meeting. RTC is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the SEC, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                 Name and Address                                      Number             Percent
Title of Class                   of Beneficial Owner                                 of Shares            of Class
---------------                  ---------------------                              ------------         ----------
Common Stock                     Bay State Federal Savings Bank                      202,818(1)              8.7%
                                    Employee Stock Ownership Plan
                                    (the "ESOP")
                                 1299 Beacon Street
                                 Brookline, Massachusetts  02446

Common Stock                     The Bay State Federal Savings Charitable            187,795(2)              8.1%
                                    Foundation (the "Foundation")
                                 1299 Beacon Street
                                 Brookline, Massachusetts 02446

Common Stock                     Jeffrey L. Gendell                                  183,900(3)              7.9%
                                 200 Park Avenue
                                 Suite 3900
                                 New York, New York  10166

----------
(1) Shares of Common Stock were acquired by the ESOP in the Bank's conversion. The ESOP Committee administers the ESOP. BankBoston, N.A. has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of May 24, 1999, 41,230 shares have been allocated under the ESOP and 161,588 shares remain unallocated. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not given by participants are to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the trustee's fiduciary duties under the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

(2) The Foundation was established and funded by the Company in connection with the Bank's Conversion with an amount of the Company's Common Stock equal to 7.4% of the total amount of Common Stock issued in the Conversion. The Foundation is a Delaware non-stock corporation and is dedicated to the promotion of charitable purposes within the communities in which the Bank operates. The Foundation is governed by a board of directors with four members, all of whom are directors or officers of the Company or the Bank. Pursuant to the terms of the contribution of Common Stock, as mandated by the Office of Thrift Supervision ("OTS"), all shares of Common Stock held by the Foundation must be voted in the same ratio as all other shares of the Company's Common Stock on all proposals considered by shareholders of the Company.

(3) Based on information filed in a Schedule 13F filed on December 31, 1998, Mr. Gendell may be deemed the beneficial owner of 183,900 shares.


Interest of Certain Persons in Matters to be Acted Upon

     Certain directors, officers and employees of the Company and the Bank have been awarded awards under the Incentive Plan being presented for approval of amendments in Proposal 2.

     Although the Company has no current plans to grant awards under the Option Plan to any officers, directors or employees of the Company or its affiliates, officers, directors and employees of the Company and its affiliates will be eligible to receive grants under the Option Plan.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of seven (7) directors and is divided into three classes. Each of the seven members of the Board of Directors also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The three nominees proposed for election at the Annual Meeting are John F. Murphy, Leo F. Grace and Richard F. Hughes. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card will be voted "FOR" the election of all nominees proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to Nominees, Continuing Directors and Certain Executive Officers

     The following table sets forth, as of the Record Date, the names of nominees and continuing directors and the Named Executive Officers (as defined below), their ages, a brief description of their recent business experience, including present occupations and employment, the year in which each became a director of the Bank and the year in which their terms (or, in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and all directors and executive officers as a group as of the Record Date.

                                                                                                  Amount and
                                                                                   Expiration      Nature of          Ownership
Name and Principal Occupation                                            Director  of Term as      Beneficial        as a Percent
at Present and for Past Five Years                                Age    Since (1)  Director      Ownership (2)      of Class (3)
----------------------------------                                ---    ---------  --------      -------------      ------------
NOMINEES
John F. Murphy                                                    59       1975       2002        39,450(4)(6)       1.69%
   President, Chief Executive Officer and Chairman
   of the Board of Directors of the Bank and the
   Company
Leo F. Grace                                                      67       1997       2002        15,590(5)(7)          *
   Former Chairman of the Board, President and
   Chief Executive Officer of Union Federal Savings
   Bank, Boston, Massachusetts
Richard F. Hughes                                                 67       1997       2002         7,190(5)(7)          *
   Founder and President of Hughes & Associates, Inc.,
   an  organizational  and management consulting
   firm in Quincy, Massachusetts

CONTINUING DIRECTORS

Denise M. Renaghan                                                42       1997       2000        26,499(4)(6)       1.14%
   Executive Vice President and Chief Operating
   Officer of the Bank and the Company
Richard F. McBride                                                70       1994       2000        24,603(5)(7)       1.06%
   Owner of H.R. McBride Realtor,
   Watertown, Massachusetts
Robert B. Cleary                                                  63       1987       2001         5,340(5)(7)          *
   Principal of the Robert Cleary Insurance Group,
   Boston, Massachusetts
Kent T. Spellman                                                  50       1988       2001        56,120(5)(7)       2.41%
   Founder and President of Telluride Clothing
   Corporation, Inc., Natick, Massachusetts

NAMED EXECUTIVE OFFICERS
(Who Are Not Directors)

Michael O. Gilles
   Senior Vice President and Chief Financial Officer              39         --         --        15,267(4)(6)          *
Philip R. McNulty
   Senior Vice President and Chief Lending Officer                43         --         --         6,500(4)(6)          *

All directors and named executive officers as a
   group (9 persons)                                              --         --         --       196,559             8.44%



----------
*    Does not exceed 1.0% of the Company's voting securities.

(1)  Includes years of service as a director of the Bank.

(2) Each person effectively exercises sole (or shares with spouse or other immediate family members) voting or dispositive power as to shares reported.

(3) As of the Record Date, there were 2,329,670 shares of Common Stock outstanding.

(4) Includes 25,352, 19,014, 8,113 and 5,000 shares of restricted stock awarded to Mr. Murphy, Ms. Renaghan, Mr. Gilles and Mr. McNulty, respectively, under the Incentive Plan. Such awards commence vesting at a rate of 20% per year beginning October 8, 1999, but will vest immediately upon death or disability. Each participant presently has voting power as to the shares awarded.

(5) Includes 4,340 shares of restricted stock awarded to each outside director under the Incentive Plan. Such awards commence vesting at a rate of 20% per year beginning October 8, 1999, but will vest immediately upon death or disability.

(6)  Excludes  63,381,  47,536,  12,676 and 12,000  shares for Mr.  Murphy,  Ms.
     Renaghan, Mr. Gilles and Mr. McNulty, respectively, subject to options granted under the Incentive Plan. Shares subject to options granted under the Incentive Plan vest at a rate of 20% per year commencing on October 8, 1999, but will vest immediately upon death or disability.

(7) Excludes 10,851 shares subject to options granted to each outside director under the Incentive Plan. Shares subject to options granted under the Incentive Plan vest at a rate of 20% per year commencing October 8, 1999, but will vest immediately upon death or disability.

Meetings of the Board of Directors and Committees of the Board of Directors

     The Board of Directors of the Company and the Board of Directors of the Bank conduct business through meetings of the Board of Directors and through activities of their committees. The Board of Directors of the Company and Bank generally meet on a monthly basis and may have additional meetings as needed. During the fiscal year ended March 31, 1999, the Board of Directors of the Company, held 9 meetings primarily related to organizational matters. The Board of Directors of the Bank held 13 meetings during fiscal 1999. All of the directors of the Company and Bank attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during the fiscal year ended March 31, 1999. The Board of Directors of the Company and Bank maintain committees, the nature and composition of which are described below:

     Audit and Compliance Committee. The Audit and Compliance Committee of the Company consists of Messrs. Cleary, Spellman and Murphy. This committee generally meets on an annual basis and is responsible for the review of audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. The Audit and Compliance Committee of the Company met one time in fiscal 1999.

     Nominating Committee. The Company's Nominating Committee for the 1999 Annual Meeting consists of Messrs. Cleary, McBride and Spellman. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to be Conducted at a Special or Annual Meeting." The Nominating Committee of the Company met on February 11, 1999.

     Compensation Committee. The Compensation Committee of the Company consists of Messrs. Cleary, McBride and Murphy. Such committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Bank and meets on an as needed basis. The Compensation Committee of the Company met 2 times in fiscal 1999, respectively.

Directors' Compensation

     Directors' Fees. All directors of the Bank are currently paid an annual retainer of $4,000 and receive a fee of $500 for each regularly scheduled monthly and special Board meeting attended. Members of the Executive Committee of the Bank additionally receive an annual retainer of $4,000 and a fee of $500 for each meeting attended. For fiscal 1999, there were 13 regular and special meetings of the Board of Directors and 11 meetings of the Executive Committee. All directors of the Company are paid an annual retainer fee of $4,000.

     Consulting Agreement. Pursuant to the Bank's merger with Union Federal Savings Bank, Boston, Massachusetts, in February 1997, the Bank entered into a consulting agreement (the "Consulting Agreement") with Mr. Grace, who at the time of the merger was Union Federal's President and Chief Executive Officer. The agreement, which is for a three-year term, commenced on February 21, 1997 and provides that Mr. Grace be paid an annual amount of $127,000 for consulting services to the Bank. The Consulting Agreement also provides for his termination for cause (as defined in the consulting agreement) or without cause upon a vote of the Board of Directors. During the term of the Consulting Agreement and for a period of 12 months after the termination of the agreement, Mr. Grace is subject to a covenant not to compete, either directly or indirectly, with the Bank.

     Incentive Plan. Under the Incentive Plan, which was adopted by the Company's shareholders on September 29, 1998, each member of the Board of Directors of the Company who is not an officer or employee of the Company or the Bank received stock options to purchase 10,851 shares of Common Stock at an exercise price of $19.75, the fair market value of the Common Stock on October 8, 1998, the date the options were granted, and stock awards of 4,340 shares (collectively, "Directors' Awards"). The Directors' Awards initially granted under the Incentive Plan will vest over a five-year period, at a rate of 20% each year, commencing on the first anniversary of the date of the grant. All Directors' Awards will vest immediately upon death or disability. The Board has recently amended and restated the Incentive Plan to provide for the acceleration of vesting upon a "change in control" of the Company or the Bank (as defined in the Incentive Plan) and, in the discretion of the Compensation Committee of the Board of Directors, upon retirement (see Proposal 2). All options granted under the plan expire ten years following the date of grant. When restricted stock awards vest and are distributed from the trust in which they are held, the recipients will also receive an amount equal to accumulated cash and stock dividends (if any) previously paid with respect thereto, plus earnings thereon.

Executive Compensation

     Summary Compensation Table. The following table sets forth the cash compensation paid as well as other compensation paid or accrued for services rendered in all capacities during fiscal years ended March 31, 1999, 1998 and 1997 to the Chief Executive Officer and the highest paid executive officers who earned and/or received salary and bonus in excess of $100,000 ("Named Executive Officers").

                                                                                        Long-Term Compensation
                                                                                  ----------------------------------
                                                     Annual Compensation (1)              Awards             Payouts
                                               --------------------------------   -----------------------    -------
                                                                         Other    Restricted  Securities
                                                                        Annual      Stock     Underlying       LTIP     All Other
Name and                            Fiscal      Salary       Bonus   Compensation   Awards    Options/SARs    Payout   Compensation
Principal Positions                  Year         ($)         ($)       ($)(2)      ($)(3)      (#)(4)        ($)(5)      ($)(6)
--------------------                ------      ------       -----   ------------  --------   ------------    ------   ------------
John F. Murphy                       1999      $273,848   $     --         --      $500,702     63,381         --     $ 32,790
   President and Chief               1998       241,223     60,000         --           --         --          --       45,755
   Executive Officer                 1997       228,813     82,145         --           --         --          --       29,093

Denise M. Renaghan                   1999      $167,848   $     --         --     $375,527     47,536          --     $ 27,867
   Executive Vice                    1998       136,000     39,846         --          --         --           --       38,722
   President and Chief               1997       116,640     58,325         --          --         --           --        7,206
   Operating Officer

Michael O. Gilles                    1999(7)   $144,137   $     --         --     $168,232     12,676          --     $ 22,863
   Senior Vice President and
   Chief Financial Officer

Philip R. McNulty                    1999(7)   $ 94,231   $ 10,000         --     $ 98,750     12,000          --           --
   Senior Vice President and
   Chief Lending Officer

----------
(1) Under Annual Compensation, the column titled "Salary" includes directors' fees for Mr. Murphy and Ms. Renaghan.

(2) For fiscal years 1999, 1998 and 1997, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or
     (e) preferential discounts on stock.

(3) Includes restricted stock awards of 25,352, 19,014, 8,113 and 5,000 shares granted to Mr. Murphy, Ms. Renaghan, Mr. Gilles and Mr. McNulty, respectively, under the Incentive Plan. The awards will vest in five equal annual installments commencing on October 8, 1999, the first anniversary of the effective date of the award. When shares become vested and are distributed from the trust in which they are held, the recipients will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. As of March 31, 1999, the market value of the shares held by Mr. Murphy, Ms. Renaghan Mr. Gilles and Mr. McNulty was $519,716, $389,787, $166,317 and $102,500, respectively.
     The dollar amounts set forth in the table represent the market value of the shares awarded on the date of grant.

(4) Includes stock options granted to Mr. Murphy, Ms. Renaghan, Mr. Gilles and Mr. McNulty pursuant to the Incentive Plan during fiscal year 1999. See "Option Grants in Last Fiscal Year" Table for discussion of options granted under the Incentive Plan.

(5) For fiscal years 1999, 1998 and 1997, there were no payouts or awards under any long-term incentive plan.

(6) All Other Compensation includes matching contributions under the Bank's 401(a) Plan of $3,191 for Mr. Murphy and $3,197 for Ms. Renaghan, ESOP allocations with a market value as of March 31, 1999 of $26,129 for Mr. Murphy, $24,496 for Ms. Renaghan and $22,863 for Mr. Gilles and the value of split dollar life insurance policies, based upon an actuarial analysis, of $3,470 for Mr. Murphy and $174 for Ms. Renaghan for fiscal year 1999. Such life insurance policies provide that Mr. Murphy and Ms. Renaghan may receive a benefit, if any, equal to the difference between the cash surrender value of the policy and the premiums paid by the Bank. For fiscal year 1998, the amounts attributed to Mr. Murphy and Ms. Renaghan for such life insurance policies were $141,000 and $3,900, respectively, which reflects the dollar value of the premiums paid during the fiscal year. For fiscal year 1999, the Company began reporting the value of such policies attributable to such executive officers on an actuarial basis.

(7) Mr. Gilles and Mr. McNulty were hired on March 13, 1998 and June 17, 1998, respectively.

     Employment Agreements. The Company and the Bank entered into employment agreements (collectively, the "Employment Agreements") with Mr. Murphy and Ms. Renaghan (individually, the "Executive"). The Employment Agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Mr. Murphy and Ms. Renaghan.

     The Bank Employment Agreements provide for a three-year term for each Executive and are renewable on an annual basis. The Company Employment Agreements also provide for a three-year term for each Executive and are automatically renewed on a daily basis, unless written notice of non-renewal is given to the Executive by the Board of Directors of the Company or to the Company by the Executive. The Employment Agreements provide that the Executive's base salary will be reviewed annually. The base salaries, which are currently effective for such Employment Agreements for Mr. Murphy and Ms. Renaghan are $275,000 and $175,000, respectively. In addition to the base salary, the Employment Agreements provide for, among other things, participation in stock-based benefit plans and other employee benefit programs and fringe benefits applicable to similarly-situated executive personnel. The Employment Agreements provide for termination by the Bank or the Company for cause (as described in the agreements) at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank or the Company upon (i) the failure to re-elect the Executive to his/her current office(s); (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the Employment Agreement by the Bank or the Company; the Executive or, in the event of death, the Executive's beneficiary, would generally be entitled to receive an amount equal to the remaining payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the Employment Agreements. The Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the Employment Agreement. Upon any voluntary termination by the Executive, the Executive is subject to a covenant not to compete with the Company or the Bank for one year.

     Under the Employment Agreements, upon involuntary termination or, under certain circumstances, voluntary termination of the Executive following a change in control of the Bank or the Company, the Executive or, in the event of the Executive's death, the Executive's beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due under the Employment Agreement for the remaining terms of the agreement; or (ii) three times the average of the five preceding years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months following the change in control. Notwithstanding that both Employment Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. In the event of a change in control of the Bank or Company, the total amount of payments due under the Agreements, based solely on the base salaries currently paid Mr. Murphy and Ms. Renaghan and excluding any benefits under any employee benefit plan which may be payable, would be approximately $1.4 million.

     Payments to the Executive under the Bank Employment Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company Employment Agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively. The terms of the agreements as described herein may be revised as a result of OTS review.

     Change in Control Agreements. The Company and the Bank entered into Change in Control Agreements (the "CIC Agreements") with certain officers of the Company and the Bank, none of whom are covered by an Employment Agreement. The CIC Agreements provide for either a two-year or three-year term and are renewable on an annual basis in the case of a Bank CIC Agreement, and on a daily basis in the case of a company CIC Agreement. The CIC Agreements provide that in the event of involuntary termination or, under certain circumstances, voluntary termination of the officer following a change in control of the Bank or the Company, the officer is entitled to receive a severance payment equal to two times or three times (as the case may be) the officer's average annual compensation for the five years preceding termination. The Bank would also continue and pay for the officer's life, health and disability coverage for 24 or 36 months (as the case may be) following termination. Payments to the officer under the CIC Agreements are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. In the event of a change in control of the Bank or Company, the total payments that would be due under the CIC Agreements, based solely on the current annual compensation paid to the officers covered by the CIC Agreements and excluding any benefits under any employee benefit plan which may be payable, would be approximately $1.5 million.

     Incentive Plan. The Company maintains the Incentive Plan, which provides discretionary awards of options to purchase Common Stock, option-related awards and awards of Common Stock (collectively, "Awards") to officers, directors and employees as determined by the Board of Directors. Awards of Common Stock to officers, directors and employees are provided under "Restricted Stock Awards" in the "Summary Compensation Table." The following table lists all grants of options under the Incentive Plan to the Named Executive Officers for fiscal year 1999 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                   Individual Grants
                                    ------------------------------------------------------------------------------
                                    Number of
                                     Securities             % of Total
                                     Underlying            Options/SARs
                                      Options/              Granted to            Exercise or
                                    SARs Granted           Employees in           Base Price         Expiration
Name                                (#)(1)(2)(3)          Fiscal Year (4)          Per Share          Date (5)
----                                ------------          ---------------          ---------         ----------
John F. Murphy.............             63,381                 26.13%             $19.75           October 8, 2008
Denise M. Renaghan.........             47,536                 19.60               19.75           October 8, 2008
Michael O. Gilles..........             12,676                  5.23               19.75           October 8, 2008
Philip R. McNulty..........             12,000                  4.95               19.75           October 8, 2008

----------
(1) Options granted pursuant to the Incentive Plan become exercisable in five equal annual installments commencing on October 8, 1999, provided, however, options will be immediately exercisable in the event the optionee terminates employment due to death or disability.

(2)  The purchase price may be made in whole or in part in cash or Common Stock.

(3) All options are intended to be Incentive Stock Options to the extent permissible under Section 422 of the Code.

(4)  Includes options granted to officers, directors and employees.

(5)  The option term is ten years.

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of March 31, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.

                        Fiscal Year-End Option/SAR Value

                                               Number of Securities
                                              Underlying Unexercised                    Value of Unexercised
                                                   Options/SARs                      in-the-money Options/SARs
                                             at Fiscal Year-End(#)(1)               at Fiscal Year-End($)(2)(3)
                                         ---------------------------------       ---------------------------------
Name                                     Exercisable        Unexercisable        Exercisable         Unexercisable
-------                                  ------------       --------------       ------------        -------------
John F. Murphy....................           --                 63,381               --                $47,536
Denise M. Renaghan................           --                 47,536               --                 32,652
Michael O. Gilles.................           --                 12,676               --                  9,507
Philip R. McNulty.................           --                 12,000               --                  9,000

----------
(1)  The options in this table have an exercise price of $19.75.

(2)  The price of the Common Stock on March 31, 1999 was $20.50.

(3) Based on the market value of the underlying Common Stock at fiscal year end, minus the exercise price.


     Retirement Plan. The Bank participates in the Financial Institutions Retirement Fund (the "Retirement Plan") to provide retirement benefits for eligible employees. Employees are generally eligible to participate in the Retirement Plan after the completion of 12 consecutive months of employment with the Bank and the attainment of age 21. Hourly-paid employees are excluded from participation in the Retirement Plan. Benefits payable to a participant under the Retirement Plan are based on the participant's years of service and salary. The formula for normal retirement benefits payable annually under the Retirement Plan is 2% multiplied by years of benefit service multiplied by the average of the participant's highest three years of salary paid by the Bank. A participant may elect early retirement as early as age 45. However, such participant's normal retirement benefits will be reduced by an early retirement factor based on age at early retirement.

     Participants generally have no vested interest in Retirement Plan benefits prior to the completion of five years of service with the Bank. Following the completion of five years of vesting service, or in the event of a participant's attainment of age 65, death or termination of employment due to disability, a participant will become 100% vested in the accrued benefit under the Retirement Plan. The amounts of benefits paid under the Retirement Plan are not reduced for any social security benefit payable to participants. As of January 1, 1999, Mr. Murphy, Ms. Renaghan, Mr. Gilles and Mr. McNulty had 33, 25, 1 and 1 credited years of service, respectively.

     Management Supplemental Executive Retirement Plan. The Bank maintains a non-tax qualified Management Supplemental Executive Retirement Plan ("SERP") to provide certain officers and highly compensated employees with additional retirement benefits. The SERP benefit is intended to make up benefits lost under the ESOP allocation procedures to participants who retire prior to the complete repayment of the ESOP loan. At the retirement of a participant, the benefits under the SERP are determined by first: (i) projecting the number of shares that would have been allocated to the participant under the ESOP if he/she had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation); and (ii) reducing the number determined in
(i) above by the number of shares actually allocated to the participant's account under the ESOP; and second, by multiplying the number of shares that represents the difference between such figures by the average fair market value of the Common Stock over the preceding five years. Benefits under the SERP vest in 20% annual increments over a five-year period commencing as of the date of a participant's participation in the SERP. The vested portion of the SERP participant's benefits are payable upon the termination of the participant's service (other than for cause) after attaining his/her "Normal Retirement Age" under the ESOP. A separate trust may be established to hold assets of the Bank for the purpose of paying benefits under the SERP or the Bank may hold assets for SERP payments through a common trust established for the benefit equalization plan discussed below.

     Benefit Equalization Plan. The Bank maintains a retirement benefit equalization plan to provide selected employees with retirement benefits which would have been payable under the ESOP, Retirement Plan and Thrift Plan (the "Benefit Equalization Plan" or "BEP"), but for the limits imposed by the Code on the amount of benefits accrued or allocated under tax-qualified plans.

     A participant's benefit under the BEP generally equals the excess of the benefits that would otherwise have accrued or have been allocated under the tax-qualified plans for the benefit of the participant, but for the limitations imposed by the Code, over the benefits that are is actually accrued or allocated under such plans after giving effect to any reduction of such benefit by the limitations imposed by the Code. The Bank has established a grantor trust (also known as a "rabbi trust") to hold assets of the Bank for the purpose of paying benefits under the BEP, provided that, in the event of the insolvency of the Bank, the assets of the trust are subject to the claims of the Bank's creditors. The assets of this trust may be used to acquire shares of Common Stock to be used to satisfy the obligations of the Bank for the payment of benefits under the BEP.

Transactions With Certain Related Persons

     The Financial Institutions Reform, Recovery and Enforcement Act ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     Prior to FIRREA, the Bank made loans to its executive officers and Directors which were secured by their primary residences. The rates of interest charged by the Bank on such loans were the Bank's cost of funds. Pursuant to FIRREA, in 1989, the Bank discontinued its practice of making such preferential loans to its officers and Directors. However, all such pre-FIRREA preferential loans were "grandfathered" under FIRREA. Since the enactment of FIRREA, the Bank has not made any loans to its executive officers or Directors. The Bank has recently revised its policies whereby it will be permitted to make loans to executive officers and Directors. Pursuant to such policy, such loans, as well as loans made to Bank employees, must be made on the same terms and conditions offered to the general public, in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other person and may not involve more than the normal risk of collectibility or present other unfavorable features. As of March 31, 1999, the Bank had $4.8 million of loans to executive officers or Directors. With the exception of loans to Messrs. Cleary and Murphy, which are secured by mortgage liens on their primary residences and, at March 31, 1999, had balances of $497,000 and $376,000, respectively, all other of the Bank's loans to executive officers and Directors had balances of less than $60,000 as of March 31, 1999 or were made by the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present unfavorable features. Although such loans to Messrs. Cleary and Murphy were made prior to the enactment of FIRREA and do not involve more than the normal risk of collectibility or present unfavorable features, such loans were made with interest rates which were below the interest rates otherwise available to the Bank's customers at the time such loans were made.

     The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

                PROPOSAL 2. RATIFICATION OF THE AMENDMENTS TO THE
             BAY STATE BANCORP, INC. 1998 STOCK-BASED INCENTIVE PLAN

     The Board of Directors of the Company is presenting for stockholder ratification the Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan, as amended and restated (the "Plan"). Stockholders originally approved the Plan on September 29, 1998. The Board of Directors of the Company approved the Plan, as amended and restated, on April 20, 1999. The Board of Directors of the Company determined it was in the best interest of the Company and Bank to amend and restate the Plan to, among other things, eliminate provisions no longer necessary or required, provide for the accelerated vesting of restricted stock awards and stock options in the event of a change in control of the Company or the Bank or, at the discretion of the committee, upon the retirement of a participant, and to make certain conforming and technical amendments. The amended and restated Plan is attached as Appendix A.

General

     The Plan authorizes the granting of options to purchase Common Stock and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to the Awards, as specified in Section 14 of the Plan, to prevent dilution, diminution or enlargement of the rights of the participant, the maximum number of shares available for Awards under the Plan is 354,932 shares. The maximum number of shares authorized for purchase pursuant to the exercise of stock options which may be granted under the Plan is 253,523 shares. The maximum number of shares authorized for the award of restricted stock of Common Stock ("Stock Awards") is 101,409 shares. At May 24, 1999, 242,550 stock options had been granted to participants and Stock Awards for 97,609 shares of Common Stock had been granted to participants pursuant to the Plan. All officers, other employees and non-employee directors, including advisory directors of the Company and its affiliates are eligible to receive Awards under the Plan. The Plan is administered by a committee (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Plan.

     The Plan authorizes the grant of awards in the form of: (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford certain tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options" or "ISOs"; (ii) options that do not so qualify (options which do not afford certain income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock Options" or "NSOs"; and (iii) Stock Awards, which provide a grant of Common Stock that may vest over time.

Stock Options

     The Committee has the discretion to award Incentive Stock Options or Non-Statutory Stock Options to employees, while only Non-Statutory Stock Options may be awarded to non-employee directors. Pursuant to the Plan, the Committee has the authority to determine the date or dates on which each stock option will become exercisable. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of the grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of the grant. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payment Alternatives" and "Method of Option Exercise."

     Termination of Employment or Service and Change In Control. Unless otherwise determined by the Committee, upon termination of a participant's service for any reason other than death, disability, retirement or termination for cause, the vested Incentive Stock Options and Non-Statutory Stock Options shall be exercisable for a period of three months following termination. The Committee, in its discretion, may determine the time frame in which options may be exercised and may redesignate Incentive Stock Options as Non-Statutory Stock Options. In the event of termination for cause, all rights to any stock options granted under the Plan shall expire immediately upon termination. In the event a participant's service is terminated for death or disability all stock options held by the participant vest and shall be exercisable for up to one year from the date of such termination of service. The Committee has the discretion to permit the acceleration of the vesting of stock options following the retirement of a participant as well. Following retirement, a participant, has three years to exercise his stock options; provided that Incentive Stock Options not exercised within three months from the participant's retirement date shall be redesignated as Non-Statutory Stock Options. The Plan now provides that in the event of a change in control of the Company or the Bank stock options will become fully vested and shall be exercisable for the term of the stock option; provided that Incentive Stock Options not exercised within three months of an individual's termination of employment shall be redesignated as Non-Statutory Stock Options.

Stock Awards

     The Plan also authorizes the granting of Stock Awards to employees and directors. The Committee has the authority to determine the dates on which Stock Awards granted will vest. The Plan now provides that all Stock Award grants immediately vest in the event of a change in control or following termination of service due to death or disability. In addition, the Committee has the discretion to permit Stock Awards to vest immediately following the termination of service of a participant due to retirement. Under the Plan, the vesting of Stock Awards may also be made contingent upon the attainment of certain performance goals by the Company, Bank or grantee, which performance goals, if any, would be established by the Committee.

     Stock Awards are generally nontransferable and nonassignable as provided in the Plan. The Committee has the power, under the Plan, to permit transfers. When Stock Awards are distributed in accordance with the Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the trust. Shares of Common Stock held by the Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

Tax Treatment

     Stock Options. An optionee will generally not recognize taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the stock option and two years after the date of grant of the stock option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share stock option exercise price and the fair market value of the Common Stock is recognized as income taxable at long-term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming those holding periods are met. In the case of the exercise of a Non-Statutory Stock Option, an optionee will recognize ordinary income in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition") the optionee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the Stock upon exercise and the exercise price or (ii) the excess of the amount relized upon the disposition and the exercise price. In the event that a Non-statutory Stock Option is exercised during a period that would subject the optionee to liability under Section 16(b) of the Exchange Act (i.e., within six months of the date of grant), the optionee will not be deemed to have recognized income until such period of liability has expired, unless the optionee makes an election under Section 83(b) of the Code. The amount of any ordinary income recognized by an optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

     Stock Awards. When shares of Common Stock, as Stock Awards, are distributed, the recipient will recognize ordinary income equal to the fair market value of such shares as of the date of distribution plus any dividends and earnings on such dividends and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

Payment Alternatives

     The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Plan or applied to any tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of shares of Common Stock to satisfy its obligations under the Plan.

Method of Option Exercise

     The Committee has the sole discretion to determine the form of payment for the exercise of a stock option. The Committee may indicate acceptable forms in each optionee's Award Agreement covering such options or may reserve its decision to the time of exercise. No stock option is to be considered exercised until payment in full is accepted by the Committee.

Amendment

     The Board of Directors may generally amend the Plan in any respect, at any time, subject to certain prohibitions established by law or the terms of the Plan itself.

Non-transferability

     An award of stock options or stock awards under the Plan shall not be transferable by a participant other than by will or the laws of intestate succession or pursuant to a domestic relations order. With consent of the Committee, a participant may permit transferability or assignment of a Non-Statutory Stock Option or Stock Award for valid estate planning purposes as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate, beneficiary of any stock option or stock award which the participant would then be entitled, in the event of the death of the employee.

Adjustments

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Company may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Award holder. All Awards under this Plan shall be binding upon any successors or assigns of the Company.

Stockholder Vote

     Stockholders are being requested to ratify all amendments to the Plan. If stockholders fail to ratify Proposal 2, the Plan in the form attached hereto, will remain in full force and effect at the discretion of the Company's Board of Directors. The affirmative vote of a majority of the shares present at the Annual Meeting and eligible to be cast on this proposal is required to ratify the Plan, as amended.

     Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the ratification of the Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan, as amended and restated.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE BAY STATE BANCORP, INC. 1998 STOCK-BASED INCENTIVE PLAN, AS AMENDED AND RESTATED.

               PROPOSAL 3. APPROVAL OF THE BAY STATE BANCORP, INC.
                             1999 STOCK OPTION PLAN

     The Board of Directors of the Company is presenting for shareholder approval the Bay State Bancorp, Inc. 1999 Stock Option Plan (the "Stock Option Plan"), in the form attached hereto as Appendix B. The purpose of the Stock Option Plan is to advance the interests of the Company and its shareholders by providing those key employees and non-employee directors of the Company and its affiliates, including the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with additional incentive in the form of a proprietary interest in the Company to perform in a superior manner. A further purpose of the Stock Option Plan is to attract and retain people of experience and ability to the service of the Company and its affiliates.

General

     The Stock Option Plan reserves 120,423 shares of Common Stock for purchase pursuant to the exercise of stock options. All officers and other employees of the Company and its affiliates, and directors who are not also serving as employees of the Company or any of its affiliates ("Outside Directors"), are eligible to receive awards under the Stock Option Plan. The Stock Option Plan will be administered by the Compensation Committee of the Board of Directors, the majority of which consists of non-employee directors (the "Committee"). Authorized but unissued shares or authorized shares previously issued and reacquired by the Company may be used to satisfy an exercise of an option under the Stock Option Plan. If authorized but unissued shares are used to satisfy option exercises, the number of shares outstanding would increase which would have a dilutive effect on the holdings of existing shareholders.

Awards to Employees

     Types of Awards. The Stock Option Plan authorizes the grant to employees of
(i) options to purchase the Company's Common Stock intended to qualify as "incentive stock options" under Section 422 of the Code (options which afford certain tax benefits to the recipients upon compliance with certain conditions), which generally do not result in tax deductions to the Company, referred to as "Incentive Stock Options"; and (ii) options that do not so qualify (options which do not afford the same income tax benefits to recipients as Incentive Stock Options), but which may provide tax deductions to the Company, referred to as "Non-Statutory Stock Options".

     As of the date of this proxy statement, the Board of Directors, has not yet granted any stock options under the Stock Option Plan and has made no determination as to any future grants. Pursuant to the Stock Option Plan, the Committee has the authority to grant options in its sole discretion. Unless otherwise determined by the Committee, all stock options shall become fully vested and exercisable upon death or disability and shall remain exercisable for one year from such time. In the event of a change in control of the Company or the Bank all stock options will immediately vest and remain exercisable for the remaining term of the stock option; provided that Incentive Stock Options not exercised within three months following a participant's termination of employment shall be redesignated as Non-Statutory Stock Options. Unless otherwise determined by the Committee, in the event of a participant's retirement only those stock options that were vested as of the participant's retirement date are exercisable and shall remain exercisable for three years from the participant's retirement date; provided that Incentive Stock Options not exercised within three months following a participant's retirement shall be redesignated as Non-Statutory Stock Options. In the event of an employee's termination for cause, all related rights to the individual's stock options become null and void upon such termination. Unless otherwise determined by the Committee, upon the termination of an employee's service for any reason, other than death, disability, retirement, or termination for cause, the employee's stock options will be exercisable only as to those options that were immediately exercisable by the employee at the date of termination and only for a period of three months. The exercise price of stock options granted must be equal to at least 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below. The exercise price may be paid in cash, borrowed funds or in Common Stock. Stock options granted under the Stock Option Plan to employees may be exercised at such times as the Committee determines, but in no event shall a stock option be exercisable more than 10 years from the date of grant.

     Incentive Stock Options may only be granted to employees. In order to qualify as Incentive Stock Options under Section 422 of the Code, in addition to certain other restrictions, the exercise price must not be less than 100% of the fair market value on the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

Tax Treatment

     An optionee will generally not recognize taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the stock option and two years after the date of grant of the stock option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share stock option exercise price and the fair market value of the common Stock is recognized as income taxable at long-term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met. In the case of the exercise of a Non-Statutory Stock Option, an optionee will recognize ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price exceeds the fair market value of the Common Stock. In the event that a Non-statutory Stock Option is exercised during a period that would subject the optionee to liability under Section 16(b) of the Exchange Act (i.e., within six months of the date of grant), the optionee will not be deemed to have recognized income until such period of liability has expired, unless the optionee makes an election under Section 83(b) of the Code. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition") the optionee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the Stock upon exercise and the exercise price or (ii) the excess of the amount realized upon the disposition and the exercise price. The amount of any Ordinary income recognized by an optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

Payment Alternatives

     The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Plan or applied to any tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of shares of Common Stock to satisfy its obligations under the Plan.

Method of Option Exercise

     The Committee has the sole discretion to determine the form of payment for the exercise of a stock option. The Committee may indicate acceptable forms in each optionee's Award Agreement covering such options or may reserve its decision to the time of exercise. No stock option is to be considered exercised until payment in full is accepted by the Committee.

Amendment

     The Board of Directors generally may, at any time, amend the Stock Option Plan, subject to certain prohibitions established by law or by the terms of the plan itself.

Non-transferability

     An award of stock options under the Stock Option Plan shall not generally be transferable by the optionee other than by will or the laws of intestate succession or pursuant to a domestic relations order. However, with consent of the Committee, an optionee may permit transferability or assignment of a Non-Statutory Stock Option for valid estate planning purposes as permitted by the Stock Option Plan and under the Code or Rule 16b-3 under the Exchange Act and an optionee may designate a person or his or her estate, beneficiary of any stock option which the optionee would then be entitled, in the event of the death of the employee.

Stockholder Approval and Effective Date of the Plan

     The Board of Directors adopted the Stock Option Plan on April 20, 1999, and determined to submit the Stock Option Plan for approval by shareholders. The Stock Option Plan shall become effective upon its approval by shareholders. Implementation of the Stock Option Plan in the absence of shareholder approval may result in the inability of the Company to grant Incentive Stock Options but may not impair its ability to grant Non-Statutory Stock Options.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE BAY STATE BANCORP, INC. 1999 STOCK OPTION PLAN.

                     PROPOSAL 4. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended March 31, 1999 were Shatswell, MacLeod & Company, P.C. The Company's Board of Directors has reappointed Shatswell, MacLeod & Company, P.C. to continue as independent auditors for the Bank and the Company for the fiscal year ending March 31, 2000, subject to ratification of such appointment by the shareholders.

     Representatives of Shatswell, MacLeod & Company, P.C. will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted "FOR" ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF SHATSWELL, MACLEOD & COMPANY, P.C. AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

Shareholder Proposals

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 annual meeting of shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than February 12, 2000. If such annual meting is held on a date more than 30 calendar days from July 22, 1999, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at a Special or Annual Meeting

     The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. In order for the notice of a stockholder proposal for consideration at the Company's 2000 Annual Meeting of Shareholders to be timely, the Company would have to receive such notice no later than April 21, 2000 (assuming the 2000 Annual Meeting is held on July 20, 2000 and the Company provides at least 100 days notice or public disclosure of the date of the meeting). The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

     A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED MARCH 31, 1999, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO
SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO MICHAEL O. GILLES, BAY STATE BANCORP, INC., 1299 BEACON STREET, BROOKLINE, MASSACHUSETTS 02446.

                                 By Order of the Board of Directors


                                 /s/ Jill W. Lacy
                                 ----------------------------------
                                 Jill W. Lacy
                                 Corporate Secretary

Brookline, Massachusetts
June 14, 1999



            YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN
              PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
              MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY
               RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                             BAY STATE BANCORP, INC.
                         1998 STOCK-BASED INCENTIVE PLAN
                            (As Amended and Restated)


1.   DEFINITIONS.

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

     (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     (d) "Bank" means Bay State Federal Savings Bank, Brookline, Massachusetts.

     (e)  "Board  of  Directors"  means the board of  directors  of the  Holding
Company.

     (f) "Change in Control" of the Holding Company or the Bank means an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Exchange; or (ii) results in a "change in control" of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the board of directors shall substitute its judgment for that of the
OTS); or (iii) without limitation a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 25% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Bank or the Holding Company, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

     (j) "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

     (l) "Effective Date" means September 29, 1998.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

     (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

         (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the last transaction price quoted for such date by The Nasdaq Stock Market;

         (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

         (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     (q) "Holding Company" means Bay State Bancorp, Inc.

     (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of
Section 422 of the Code.

     (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

     (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

     (v) "Participant" means any person who holds an outstanding Award.

     (w) "Performance Award" means an Award granted to a Participant pursuant to
Section 9 of the Plan.

     (x) "Plan" means this Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan, as amended and restated.

     (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

     (z) "Stock  Award"  means an Award  granted to a  Participant  pursuant  to
Section 8 of the Plan.

     (aa) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

     (bb) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

     (cc) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

     2.   ADMINISTRATION.

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

     (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.   TYPES OF AWARDS.

     The following Awards may be granted under the Plan:

     (a)  Non-Statutory Stock Options.

     (b)  Incentive Stock Options.

     (c)  Stock Awards.

4.   STOCK SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved for Awards under the Plan is 354,932. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 253,523. The maximum number of the shares reserved for Stock Awards is 101,409. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.   ELIGIBILITY.

     Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.   NON-STATUTORY STOCK OPTIONS.

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Terms of Non-statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

     (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee,
(b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the Bay State
Federal Savings Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

     (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (e) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of three (3) years following the date of Retirement.

     (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (g) Acceleration Upon a Change in Control. In the event of a Change in Control, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the Non-Statutory Stock Option.

     (h) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's
Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (i) Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

     (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.   INCENTIVE STOCK OPTIONS.

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

     (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

     (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (f) Termination of Employment (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of three (3) years following the Participant's cessation of employment. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Options to the extent the Participant exercises such Option more than three (3) months following the Participant's cessation of employment.

     (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (h) Acceleration Upon a Change in Control. In the event of a Change in Control, all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Options. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

     (i) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

     (k) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

     (l) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions), within 10 days of such disposition.

8.   STOCK AWARDS.

     The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

     (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

     (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

     (d) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

     (e) Termination of Employment or Service (Disability or death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

     (f) Acceleration Upon a Change in Control. In the event of a a Change in Control all unvested Stock Awards held by a Participant shall immediately vest.

     (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

     (h) Maximum Individual Award. No individual Employee shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

     (i) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan, as amended and restated and Award Agreement entered into between the registered owner of such shares and Bay State Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Bay State Bancorp, Inc. located at 1299 Beacon St., Brookline, MA 02146.

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

     (j) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

         (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

         (iii) If a recipient of a Stock Award is subject to the  provisions  of
               Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (k) Accrual of Dividends. To the extent Stock Awards are held in Trust and registered in the name of the Trustee, unless otherwise specified by the Trust Agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

     (l) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

     (m) Payment. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.   PERFORMANCE AWARDS.

     (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

     (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

     (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

     (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

     (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

10.  DEFERRED PAYMENTS.

     The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.  METHOD OF EXERCISE OF OPTIONS.

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.  RIGHTS OF PARTICIPANTS.

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.  DESIGNATION OF BENEFICIARY.

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.  DILUTION AND OTHER ADJUSTMENTS.

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 14 shall be subject to required approval by the Office of Thrift Supervision.

15.  TAX WITHHOLDING.

     (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

     (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

16.  NOTIFICATION UNDER SECTION 83(b).

     The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.  AMENDMENT OF THE PLAN AND AWARDS.

     (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

     (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

          (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

          (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

     (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

18.  EFFECTIVE DATE OF PLAN.

     The Plan was originally approved by shareholders and became effective on September 29, 1998. The Plan as amended and restated became effective on April 20, 1999. The failure to obtain shareholder ratification of the amendments will not effect the validity of the prior provisions of the Plan and any Awards made under the Plan.

19.  TERMINATION OF THE PLAN.

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards (is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.  APPLICABLE LAW.

     The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

21.  COMPLIANCE WITH OFFICE OF THRIFT SUPERVISION CONVERSION REGULATIONS.

     Notwithstanding any other provision contained in this Plan:

     (a) No Option or Stock Award granted prior to March 27, 1999, shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability and provided, further, that Awards shall vest or become exercisable or the Committee may, in accordance with the applicable provisions of the Plan, as amended, determine to modify the terms of any Award after March 27, 1999, to provide for acceleration of vesting or the exercisability of such Award, including a modification or amendment to provide that such Award shall become fully vested or immediately exercisable in the event of a Change in Control;

     (b) No Option or Stock Award granted to any individual Employee prior to one year from the date of the Bank's Conversion may exceed 25% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan;

     (c) No Option or Stock Award granted to any individual Outside Director prior to March 27, 1999, may exceed 5% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan; and

     (d) The aggregate amount of Option or Stock Awards granted to all Outside Directors prior to March 27, 1999 may not exceed 30% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan.

                                                                      APPENDIX B

                             BAY STATE BANCORP, INC.
                             1999 STOCK OPTION PLAN


1.   DEFINITIONS.

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such term is defined in Sections 424(e) and 424(f) of the Code.

     (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options and Incentive Stock Options.

     (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     (d) "Bank" means Bay State Federal Savings Bank, Brookline, Massachusetts.

     (e)  "Board  of  Directors"  means the board of  directors  of the  Holding
Company.

     (f) "Change in Control" means a change in control of the Holding Company or the Bank of a nature that (i) would be required to be reported in response to
Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Exchange Act; (ii) results in a "change of control" or "acquisition of control" within the meaning of the regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency) found at 12 C.F.R. Part 574, as in effect on the date hereof; provided, however, that in applying the definition of change in control as set forth under such regulations the Board of Directors shall substitute its judgment for that of the OTS; or (iii) without limitation Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax-qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a nominating committee serving under the Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

     (j) "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

     (l) "Effective Date" means the date the Plan is approved by Holding Company shareholders or, if not so approved, April 20, 1999, the date the Plan was adopted by the Board of Directors.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

     (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

         (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

         (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

         (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     (q) "Holding Company" means Bay State Bancorp, Inc.

     (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of
Section 422 of the Code.

     (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

     (u) "Outside Director" means a member of the Boards of Directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

     (v) "Participant" means any person who holds an outstanding Award.

     (w) "Performance Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

     (x) "Plan" means this Bay State Bancorp, Inc. 1999 Stock Option Plan.

     (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the Board of Directors of the Holding Company and any Affiliate following written notice to the Board of Directors of such Outside Director's intention to retire.

     (z) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

2.   ADMINISTRATION.

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

     (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement (i) the type of Award granted (ii) the Exercise Price of any Option, (iii) the number of shares subject to the Award;
(iv) the expiration date of the Award, (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.   TYPES OF AWARDS.

     The following Awards may be granted under the Plan:

     (a)  Non-Statutory Stock Options.

     (b)  Incentive Stock Options.

4.   STOCK SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 120,423, which number shall not exceed five percent (5%) of the outstanding shares of Common Stock as of the date the Board of Directors adopted the Plan. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Bank. To the extent that Options are granted under the Plan, the shares underlying such Options will be unavailable for any other use including future grants under the Plan except that, to the extent that such Options terminate, expire, or are forfeited without having been exercised new Awards may be made with respect to these shares.

5.   ELIGIBILITY.

     Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate.

6.   NON-STATUTORY STOCK OPTIONS.

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Terms of Non-statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased, in whole or in part, by the Participant at any time during the term of such Non-Statutory Stock Option, after such Option becomes exercisable.

     (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) the Bay State Federal Savings Charitable Foundation. For purposes of this
Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this
Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

     (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (e) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant's may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of three (3) years following the date of Retirement.

     (f) Termination of Employment or Service (Disability or death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's
Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (h) Acceleration Upon a Change in Control. In the event of a Change in Control, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable until the expiration of the term of the Non-Statutory Stock Option.

     (i) Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

     (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 12-month period.

7.   INCENTIVE STOCK OPTIONS.

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased, in whole or in part, at any time during the term of such Incentive Stock Option, after such Option becomes exercisable.

     (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

     (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination.

     (f) Termination of Employment (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of three (3) years following the date of Retirement. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Options to the extent the Participant exercises such Option more than three (3) months following the Date of the Participant's cessation of employment.

     (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

     (h) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (i) Acceleration Upon a Change in Control. In the event of a Change in Control, all Incentive Stock Options held by such Participant shall become immediately exercisable and remain exercisable until the expiration of the term of the Incentive Stock Option. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Options to the extent the Participant exercises such Option more than three (3) months following the Participant's cessation from employment.

     (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

     (k) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 12-month period.

     (l) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions), within 10 days of such disposition.

8.   PERFORMANCE AWARDS.

     (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate, or the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

     (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

     (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (d) No Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

9.   GRANTS IN THE EVENT OF A CHANGE IN CONTROL

     (a) In the event of a Change in Control, Options then available for grant under this Plan pursuant to Section 4 shall be automatically granted among those current Employees and current Outside Directors who have previously been granted Options under this Plan or granted options to purchase common stock under the Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan as amended and restated (the "1998 Plan"), as of the date of the Change in Control. The number of shares subject to Options to be granted to each such individual pursuant to this
Section 9 shall be determined by multiplying the number of Options to purchase shares of Common Stock then available for grant to Employees and Outside Directors, respectively, pursuant to Section 4 of the Plan by a fraction, the numerator of which is the number of Options to purchase shares of Common Stock previously granted to that individual under this Plan plus the options to purchase common stock previously granted to that individual under the 1998 Plan (whether or not yet exercised), and the denominator of which is the total number of Options to purchase shares of Common Stock previously granted to all Employees (whether or not yet exercised), in the case of an Employee, and all current Outside Directors, in the case of an Outside Director, under this Plan and the 1998 Plan.

     (b) The Exercise Price for any Option granted pursuant to this Section 9 shall be the weighted average Exercise Price of all Options, as adjusted pursuant to Section 14 of the Plan, granted under this Plan plus the options to purchase common stock previously granted to that individual under the 1998 Plan, whether such previously granted Option has been exercised or is exercisable or unexercisable, to the respective Employee or Outside Director prior to the Change in Control.

     (c) All Options granted pursuant to this Section 9 shall be 100% vested and exercisable upon a Change in Control and shall remain exercisable for a period of ten (10) years from the date of grant.

10.  DEFERRED PAYMENTS.

     The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.  METHOD OF EXERCISE OF OPTIONS.

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms, including, without limitation, payment by delivery of cash, Common Stock or other consideration
(including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer or a constructive stock swap, as the Committee may specify in the applicable Award Agreement.

12.  RIGHTS OF PARTICIPANTS.

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.  DESIGNATION OF BENEFICIARY.

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.  DILUTION AND OTHER ADJUSTMENTS.

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 14 shall be subject to required approval by the Office of Thrift Supervision.

15.  TAX WITHHOLDING.

     (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

     (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

16.  NOTIFICATION UNDER SECTION 83(b).

     The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.  AMENDMENT OF THE PLAN AND AWARDS.

     (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law or regulation. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such approval or ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

     (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

          (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

          (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

     (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee may modify or adjust the Award or right so that pooling of interest accounting is available.

18.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective upon approval by the Holding Company's shareholders or, if not so approved, on April 20, 1999, the date the Plan was adopted by the Board of Directors. The failure to obtain shareholder ratification for such purposes will not effect the validity of the Plan and any Awards made under the Plan; provided, however, that if the Plan is not ratified by stockholders in accordance with IRS regulations, the Plan may remain in full force and effect, unless terminated by the Board of Directors, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-Statutory Stock Options and any Award intended to comply with Section 162(m) of the Code shall not comply with Section 162(m) of the Code.

19.  TERMINATION OF THE PLAN.

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.  APPLICABLE LAW.

     The Plan will be administered in accordance with the laws of the state of Delaware and applicable federal law.

                                 REVOCABLE PROXY
                             BAY STATE BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                  July 22, 1999
                             2:00 p.m. Eastern Time

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of Bay State Bancorp, Inc. (the "Company") each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on July 22, 1999, at 2:00 p.m. Eastern Time, at the Double Tree Guest Suites, 550 Winter Street, Waltham, Massachusetts, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

     John F. Murphy, Leo F. Grace and Richard F. Hughes

                                                      FOR ALL
           FOR               VOTE WITHHELD            EXCEPT
           ---               -------------            ------
           |_|                   |_|                    |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------


2. The ratification of the Amended and Restated Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan.

           FOR                 AGAINST                ABSTAIN
           ---                 -------                -------
           |_|                   |_|                    |_|

3.   The approval of the Bay State Bancorp, Inc. 1999 Stock Option Plan.

           FOR                 AGAINST                ABSTAIN
           ---                 -------                -------
           |_|                   |_|                    |_|

4. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors of Bay State Bancorp, Inc. for the fiscal year ending March 31, 2000.

           FOR                 AGAINST                ABSTAIN
           ---                 -------                -------
           |_|                   |_|                    |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.



                                             Dated:___________________________



                                             _________________________________
                                             SIGNATURE OF SHAREHOLDER



                                             _________________________________
                                             SIGNATURE OF CO-HOLDER (IF ANY)


     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated June 14, 1999 and of the Annual Report to Shareholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.